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       [LOGO](R)
       Companion
      of New York
A Mutual of Omaha Company

August 20, 2001


Dear Policy Owner;

We are pleased to provide you with semiannual financial reports from the fund companies you were invested in on June 30, 2001 for your Ultra Variable Life universal life policy.

The reports detail the present financial condition and overall performances of all the various fund families, so we encourage you to review yours carefully. This information will help you plan future asset allocations as your needs and lifestyle change.

The following nine fund companies offer subaccounts in the Ultra Variable Life universal life insurance policy:

 .    Fred Alger Management                 .    Scudder Kemper Investments, Inc.
 .    Federated Investors                   .    T. Rowe Price
 .    Fidelity Investments                  .    Pioneer
 .    Massachusetts Financial Services      .    Deutsche Bank
     (MFS)
 .    Universal Institutional Funds, Inc

If you wish to make additional investments, simply contact your registered representative. And if you have any questions concerning your policy, please call our Variable Product Services at 1-800-494-0067.

Again, thank you for choosing Companion Life Insurance Company. It is a pleasure to serve you.

Sincerely,



/s/
Kathleen Rechis
Vice President, Sales and Marketing
Companion Life Insurance Company

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The following documents accompanied this letter to policyowners and are hereby incorporated by reference:

1. The semi-annual report of The Alger American Fund dated June 30, 2001, that was filed with the Securities and Exchange Commission (the "Commission") on August 24, 2001 (File No. 811-05550).

2. The semi-annual report of the Federated Insurance Series dated June 30, 2001, that was filed with the Commission on August 23, 2001 (File No. 811-08042).

3. The semi-annual report of the Fidelity Variable Insurance Products Fund II dated June 30, 2001, that was filed with the Commission on August 28, 2001 (File No. 811-05511).

4. The semi-annual report of the MFS Variable Insurance Trust dated June 30, 2001, that was filed with the Commission on August 16, 2001 (File No. 811-08326).

5. The semi-annual report of Morgan Stanley Universal Funds, Inc. dated June 30, 2001, that was filed with the Commission on September 6, 2001 (File No. 811-07607).

6. The semi-annual report of the Scudder Variable Series I Fund dated June 30, 2001, that was filed with the Commission on August 16, 2001 (File No. 811-04257).

7. The semi-annual report of T. Rowe Price Equity Income Portfolio dated June 30, 2001, that was filed with the Commission on August 21, 2001 (File No. 811-07143).

8. The semi-annual reports of T. Rowe Price Personal Strategy Balanced Portfolio and T. Rowe Price New American Growth Portfolio each dated June 30, 2001, that were filed with the Commission on August 24, 2001 (File No. 811-07143).

9. The semi-annual report of T. Rowe Price Limited Term Bond Portfolio dated June 30, 2001, that was filed with the Commission on August 24, 2001 (File No. 811-07153).

10. The semi-annual report of T. Rowe Price International Stock Portfolio dated June 30, 2001, that was filed with the Commission on August 23, 2001 (File No. 811-07143).

11. The semi-annual report of Pioneer Variable Contracts Trust Portfolio dated June 30, 2001, that was filed with the Commission on August 30, 2001 (File No. 811-08786).

12. The semi-annual report of Deutsche Asset Management VIT Fund Portfolio dated June 30, 2001, that was filed with the Commission on August 24, 2001 (File No. 811-07507).